Christopher Weil & Company Core Investment Fund (CWCFX)

A series of PFS Funds

Supplement dated October 27, 2016 to the Prospectus and Statement of Additional Information each dated March 31, 2016

     The Board of Trustees (the “Board”) of the PFS Funds (the “Trust”) has approved a revision to the investment strategies of the Christopher Weil & Company Core Investment Fund (the “Fund”), and, subject to shareholder approval, a modification to the fundamental investment policy pertaining to diversification for the Fund. The Fund’s investment adviser, Christopher Weil & Company, Inc. (the “Adviser”), has indicated that it believes it would be appropriate to modify the Fund’s investment strategies to indicate that the Fund may holder fewer than 20 portfolio positions at any given time (the “Strategy Change”). Currently, the Fund’s investment strategies indicate that it generally will hold core positions of between 25 and 40 securities. The Strategy Change will not go into effect unless shareholders approve a proposal to modify the Fund’s policy on diversification as discussed below.

     In conjunction with the contemplated Strategy Change, the Adviser has indicated that it would be appropriate to modify the Fund’s policy with respect to diversification. Currently, the Fund is diversified for purposes of applicable federal securities laws. Under applicable law, a mutual fund that is diversified, has at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of such mutual fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. The Adviser has proposed that this policy be modified such that the Fund will no longer be diversified. Accordingly, if approved as described below, the Fund will no longer be subject to the requirements of diversification for purposes of applicable federal securities laws. This means that the Fund may have its assets invested in a fewer number of its securities, which could increase risks to shareholders. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. To effect the change in the policy on diversification, shareholders must approve the proposal. In this regard, the Board has approved calling a shareholder meeting that is currently scheduled to occur on February 10, 2017 at which shareholders will be given the opportunity to vote on this proposal. Shareholders of record on November 15, 2016 are eligible to vote on this proposal, and these shareholders will be receiving proxy and shareholder meeting related materials in early January 2017. It is anticipated that, if approved by shareholders, this measure, as well as the Strategy Change, will become effective on February 28, 2017.

This Supplement, and the existing Prospectus dated March 31, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 31, 2016 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-550-9266.